Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Schedule of property and equipment, net
	As of December 31,
	2019	2020	2020
	RMB	RMB	USD
At cost:
Computer and transmission equipment	5,246	6,640	1,018
Furniture, fixtures and office equipment	311	427	65
Total	5,557	7,067	1,083
Less: accumulated depreciation	(4,821)	(5,711)	(875)
Property and equipment, net	736	1,356	208